CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”.  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.12

FIRST AMENDMENT TO COTEAU LIGNITE SALES AGREEMENT

THIS FIRST AMENDMENT TO COTEAU LIGNITE SALES AGREEMENT ("Amendment") dated as of June 1, 1994, is by and between THE COTEAU PROPERTIES COMPANY, an Ohio corporation authorized to do business in the State of North Dakota (Coteau) and DAKOTA COAL COMPANY, a North Dakota corporation (Dakota).
WITNESSETH:
WHEREAS, Coteau and Dakota are parties to the Coteau Lignite Sales Agreement dated as of January 1, 1990 (the Coteau Lignite Sales Agreement); and
WHEREAS, the Parties desire to amend the Coteau Lignite Sales Agreement in certain respects;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the Parties agree as follows:
1.All capitalized terms used in this Amendment shall have the meanings ascribed to them in the Coteau Lignite Sales Agreement unless such terms are otherwise defined herein, or unless the context clearly otherwise requires.
2.Section 1.1 of the Coteau Lignite Sales Agreement hereby is amended by adding the following definition after the definition of the term ANG:
Antelope Valley shall mean the Antelope Valley Station, consisting of two 450 MW generating units named "Unit 1" and "Unit 2", located at a site adjacent to Great Plains near Beulah, North Dakota, and which is controlled and operated by Basin Electric.

3.Section 1.1 of the Coteau Lignite Sales Agreement hereby is amended by adding the following definition after the definition of the term Dakota:
Dakota Option Agreement shall mean the Dakota Option Agreement dated January 1, 1992 by and among Coteau, Dakota and the State of North Dakota doing business as the Bank of North Dakota (as escrow agent).

4.The definitions of the terms Dakota's Other Plants and Dakota's Primary Plants in Section 1.1 of the Coteau Lignite Sales Agreement hereby are amended to read in their entirety as follows:

Dakota's Other Plants shall mean all additional generating units installed by Basin Electric that increase the original generating capacity of Antelope Valley and all additional gasifiers as well as the incremental increased capacity achieved by replacing one or more of the existing gasifiers with a replacement gasifier having a capacity greater than that of the gasifier being replaced at or near Great Plains.

Dakota's Primary Plants shall mean collectively Antelope Valley and Great Plans.
5.Section 1.1 of the Coteau Lignite Sales Agreement hereby is amended by adding the following definition after the definition of the term Escrowed Stock:
GAAP shall mean generally accepted accounting principles.
6.Section 1.1 of the Coteau Lignite Sales Agreement hereby is amended by adding the following definition after the definition of the term Glenharold Mine:

Great Plains shall mean the Great Plains Coal Gasification Plant, the first phase of which consists of a Lurgi lignite gasification facility with the capability of producing approximately 175 MMSCF/D of pipeline quality synthetic natural gas and is located on a site adjacent to Antelope Valley near Beulah, No4th Dakota, which is owned and operated by DGC.

7.The definition of the term Index in Section 1.1 of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows:
Index shall mean the average Producer Price Index - All Commodities on the base 1982 = 100, published by the Bureau of Labor Statistics of the U.S. Department of Labor, for the months of January through November of said calendar year. The base for calculating changes in the Index in Subsections 5.5(a), 5.5(b) and 5.5(c) hereof shall be the Producer Price Index - All Commodities for July 1988.

8.The fifth paragraph of Section 4.10 of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows:

Coteau shall develop formal written policies with respect to donations to charitable and civic organizations and corporate sponsorships, which policies shall be subject to approval by Dakota. All expenditures by Coteau for donations and sponsorships that are included in the cost of Production shall be subject to approval by Dakota.

9.Section 5.2(a) of the Coteau Lignite Sales Agreement hereby is amended by deleting clauses (xiv) and (xv) in their entirety and adding the following in lieu thereof:

xiv)	Acquisition costs and carrying charges payable to Cocteau for surface and coal interests which are within the areas of Dedicated Lignite,

xv)	Amounts payable to WCDC pursuant to paragraph 7 of the Coal Reserve Agreement, and

xvi)	Amounts payable to WCDC pursuant to paragraph 8 of the Coal Reserve Agreement.
10.Subsection 5.4(a) of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows:

a)
i) For lignite sold and delivered hereunder in any calendar year before January 1, 1994 and after December 31, 2006 for use at Dakota's Primary Plants, the Agreed Profit, expressed in July 1, 1988 dollars, shall be [* * *] per Ton for all Tons of lignite up to and including ten million (10,000,000) Tons for such year and shall be [* * *] per Ton for all Tons of lignite which exceed ten million (10,000,000) Tons for such year, which such amounts of Agreed Profit shall be adjusted as provided in Subsection 5.5(a) hereof..

ii) For lignite sold and delivered hereunder in any calendar year between January 1, 1994 and December 31, 2006 for use at Antelope Valley, the Agreed Profit, expressed in July 1, 1988 dollars, shall be [* * *] per Ton for all Tons of lignite until the total quantity of lignite delivered to all of Dakota's Primary Plants equals ten million (10,000,000) Tons for such year and thereafter shall be [* * *] per Ton for all Tons in excess of ten million (10,000,000) Tons sold and delivered to Dakota's Primary Plants in such year, which such amounts of Agreed Profit shall be subject to adjustment as provided in Subsection 5.5(a) hereof. Notwithstanding the foregoing sentence, if Great Plains permanently and completely ceases production of synthetic natural gas on or before December 31, 1997, then for a period of two (2) years following the date on which Great Plains so ceases such production, the Agreed Profit for lignite sold and delivered hereunder for use at Antelope Valley, after adjustment pursuant to Subsection 5.5 (a) hereof, shall be reduced by [* * *] per Ton, which amount of reduction shall not be subject to any adjustment. If Great Plains permanently and completely ceases production of synthetic
* * * Confidential Treatment Requested

natural gas after December 31, 1997, then the Agreed Profit for Lignite sold and delivered hereunder for use at Antelope Valley, after adjustment pursuant to Subsection 5.5(a) hereof, shall not be reduced thereafter by the [* * *].
iii) For lignite sold and delivered hereunder in any calendar year between January 1, 1994 and December 31, 2006 for use at Great Plains, the Agreed Profit, expressed in July 1, 1988 dollars, shall be [* * *] per Ton, which such amount of Agreed Profit shall be subject to adjustment as provided in Subsection 5.5(a) hereof and after such adjustment shall be reduced by [* * *] per Ton, which amount of reduction shall not be subject to any adjustment.
iv) For the first one hundred seventy-six million six hundred one thousand nine hundred forty-nine (176,601,949) Tons of lignite sold and delivered from the Dedicated Lignite for use at Dakota's Primary Plants following December 31, 1989, the Agreed Profit per Ton, after adjustment pursuant to Subsection 5.5(a) hereof, shall be reduced by an amount equal to [* * *] adjusted in the manner as provided in paragraph 7 of the Coal Reserve Agreement. An example of the aforesaid calculation is attached hereto as Exhibit c and made a part hereof.
11.The references to Subsection 5.4 (a) that are contained in Subsections 5.4(b) and 5.4(c) hereby are amended to mean and refer to Subsection 5.4(a) (i). In addition, the second reference to Subsection 5.4(a) that is contained in clause (i) of Subsection 5.7(a) hereby is amended to mean and refer to Subsection 5.4(a) (i).
12.Section 5.6 of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows:
Section 5.6    Further Modifications.
If at any time during the term of this Agreement it is reasonably believed by either Party that the Producer Price Index - All Commodities or any index substituted therefor in accordance with the following provisions no longer reflects the true change in purchasing power of the United States dollar, then upon the written request of either Party a substituted index or method whereby such change in purchasing power of the United States dollar can be determined shall be substituted by mutual agreement. In the event that the Producer Price Index - All Commodities or any substituted index is changed in the future to use some base other than the base of 1982 = 100, then, for the purposes hereof, the Producer Price Index - All Commodities or any substitute index, as the case may be, shall be adjusted so as to be in correct relationship to the base of 1982 = 100, or some
* * * Confidential Treatment Requested

other alternative base which is mutually agreeable to Coteau and Dakota. In the event publication of the Producer Price Index - All Commodities or any substituted index is no longer made by any federal agency, the index to be used as aforesaid shall be that index agreed to by the Parties which, after necessary adjustment, if any, provides the most reasonable substitute for said index.

13.Exhibits C, D, E and F hereto hereby are substituted for Exhibits C, D, E and F to the Coteau Lignite Sales Agreement, respectively, each of which shall be of no further force or effect.
14.Section 13.2 of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows:
Section 13.2    Other Activities.
Notwithstanding the provisions of Section 13.1 hereof, it is contemplated that Coteau may provide other services to Dakota or its Affiliates such as solid waste disposal, disposal of excess lignite fines, snow removal as well as such other services, in each instance as may be mutually agreed upon by Coteau and Dakota. It is further contemplated that Coteau shall provide such services to Dakota or its Affiliates at a price agreed to by the Parties.

15.Section 14.1 of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows: Section 14.1 Term.

a)
The original term of this Agreement shall commence on January 1, 1990 and shall expire on April 22, 2007, provided that Coteau shall have the option to extend this Agreement for up to six (6) successive five (5) year periods by giving written notification to Dakota not less than three (3) years before the expiration of the original term, or in the case of renewal terms, eighteen (18) months before the expiration of the renewal term then in effect.

b)
If Coteau elects to extend this Agreement for all six (6) such periods, then Dakota shall have· the option to extend this Agreement for up to four (4) additional successive five (5) year periods by giving written notification to Coteau not less than eighteen (18) months before the expiration of the renewal term then in effect. If Coteau does not elect to extend this Agreement for all six (6) such periods, then Dakota shall have no right to extend this Agreement for any additional periods.

c)
Notwithstanding the foregoing, this Agreement shall terminate upon the exhaustion of the Dedicated Lignite. The lignite covered by any particular lease shall be deemed to be exhausted upon the expiration of such lease without further right of renewal.

16.Section 14.4 of the Coteau Lignite Sales Agreement hereby is amended to read in its entirety as follows:
Section 14.4    Exercise of Option of Escrowed Stock.

a)
Upon the expiration of the original term of this Agreement, Dakota may exercise its right pursuant to the option Agreement to cause the transfer of the Escrowed Stock to Dakota, provided that Coteau has not exercised its right to extend the original term of this Agreement pursuant to Section 14.1 hereof and provided, further, that Dakota has not exercised any of its rights under Section 14.2 hereof. To exercise said right, Dakota shall give written notice to Coteau with a copy to the escrow agent under the Option Agreement not less than twenty-four (24) months and not more than thirty-five (35) months before the expiration of the original term and shall otherwise comply with the terms and conditions of the Option Agreement.

b)
Upon the expiration of any renewal term of this Agreement that occurs on or before April 22, 2032, Dakota may exercise its right pursuant to the Option Agreement to cause the transfer of the Escrowed Stock to Dakota, provided that Coteau has not exercised its right to further extend such renewal term of this Agreement pursuant to Section 14.1 hereof and provided, further, that Dakota has not exercised any of its rights under Section 14.2 hereof. To exercise said right, Dakota shall give written notice to Coteau with a copy to the escrow agent under the Option Agreement not less than twelve (12) months and not more than seventeen (17) months before the expiration of such renewal term and shall otherwise comply with the terms and conditions of the Option Agreement.

c)
Upon the expiration of any renewal term of this Agreement that occurs on or after April 22, 2037, Dakota may exercise its right pursuant to the Option Agreement to cause the transfer of the Escrowed Stock to Dakota, provided that Dakota has not exercised any of its rights under Section 14.2 hereof. To exercise said right, Dakota shall give written notice to Coteau with a copy to the escrow agent under the Option Agreement not less than seventeen (17) months before the expiration of such renewal term and shall otherwise comply with the terms and conditions of the Option Agreement.

17.Article XIV of the Coteau Lignite Sales Agreement hereby is amended by adding a new Section 14.5 thereto, which shall read in its entirety as follows:

Section 14.5	Reimbursement for Certain Additional
Deferred Tax Liabilities and Assets.

On January 1, 1990, the effective date of this Agreement, GAAP required Coteau to follow Accounting Principles Board Opinion No. 11, entitled "Accounting for Income Taxes” ("APB 11"), or Statement of Financial Accounting Standard No. 96, entitled "Accounting for Income Taxes" ("SFAS 96"). Coteau did not adopt SFAS 96, and no further reference to SFAS 96 is either intended or implied herein. For fiscal years commencing after December 15, 1992, GAAP have required Coteau to adopt Statement of Financial Accounting Standard No. 109, entitled "Accounting for Income Taxes" ("SFAS 109"), which supersedes APB 11. Under SFAS 109, because of the difference between the financial statement and income tax basis of its assets and its liabilities, Coteau is required to record additional net deferred tax liabilities (“ADTL") on its financial statements for certain years that it was not required to record under APB 11. The amount of the ADTL will decrease with time. If Coteau continues in operation for a sufficient period of time, Coteau will not have to pay any portion of the ADTL and may be required to record additional net deferred tax assets ("ADTA") on its financial statements for certain years that it would not be required to record under APB 11.

So long as GAAP requires that ADTL continue to be recorded on Coteau's financial statements, the amount of dividends Coteau is able to pay under Section 4.8 hereof will be reduced, because the amount of the ADTL will reduce the earned surplus from which such dividends may be paid. Accordingly, the Parties agree that if this Agreement terminates and/or if the Escrowed Stock is transferred to Dakota for any reason, then in addition to any other payments by Dakota to North American Coal provided for in this Agreement, the Option Agreement and/or the Dakota Option Agreement, Dakota shall pay to North American Coal an amount equal to the difference between (x) the amount of net deferred tax liabilities recorded on Coteau's financial statements on the date the Escrowed stock is transferred to Dakota and (y) the amount of net deferred tax liabilities that Coteau would have recorded on such date if Coteau had determined such liabilities by the method it used prior to its required adoption of SFAS 109. Under no circumstances shall the amount of the payment by Dakota under this Subsection 14.5 exceed the total Agreed Profit paid to Coteau since its adoption of SFAS 109 less the sum of (i) the dividends paid by Coteau since its adoption of SFAS 109, (ii) the income tax payments made by Coteau with respect to years for which SFAS 109 was adopted, and (iii) the net deferred tax liabilities that would be payable by Coteau following the transfer of the Escrowed Stock in respect of its prior mining operations, if such deferred taxes were determined by the method Coteau used prior to its required adoption of SFAS 109, so long as GAAP requires that ADTA continue to be recorded on Coteau's financial statements, the amount of dividends Coteau is able to pay under Section 4 hereof will be increased by the amount of the ADTA. Accordingly, the Parties agree that if this Agreement terminates and/or if the Escrowed Stock is transferred to Dakota for any reason, then Coteau shall retain as an asset, and North American Coal shall not cause or permit Coteau to distribute to it as a dividend, an amount equal to the difference between (X) the amount of net deferred tax assets recorded on Coteau's financial statements on the date the Escrowed Stock is transferred to Dakota and (y) the amount of net deferred tax assets that Coteau would have recorded on such date if Coteau had determined such assets in accordance with SFAS 109. Article XV of the Coteau Lignite Sales Agreement and all references thereto in the Coteau Lignite Sales Agreement hereby are deleted in their entirety effective as of June 1, 1994. Section 16.15 of the Coteau Lignite Sales Agreement hereby is deleted in its entirety effective as of January 1, 1990. All of the other terms and provisions of the Coteau Lignite Sales Agreement not expressly amended hereby shall continue and remain in full force and effect. 21. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall collectively constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed on their behalf by their respective authorized representatives as of the day first written above.

ATTEST: /s/ Thomas A. Koza Secretary ATTEST: /s/ Signature Illegible Secretary	THE COTEAU ROPERTIES COMPANY By /s/ Robert L. Benson Robert L. Benson, its President DAKOTA COAL COMPANY By /s/ Kent E. Jenssen Title: Vice President & Chief Operating Officer

EXHIBIT C
to Coteau Lignite Sales
Agreement referred to in
Subsection 5.4(a)(iv)
thereof

SAMPLE CALCULATIONS OF ADJUSTMENT OF
AGREED PROFIT FOR DAKOTA'S PRIMARY PLANTS LIGNITE
PURSUANT TO
PARAGRAPH 7 OF COAL RESERVE AGREEMENT
Pursuant to Subsection 5.4(a) (iv) of the Coteau Lignite Sales Agreement, as amended, for the first 176,601,949 Tons of lignite sold from the Dedicated Lignite for use at Dakota's Primary Plants after December 31, 1989, the Agreed Profit per Ton, after adjustment pursuant to Subsection 5.5(a), shall be reduced by [* * *] (the “delay rental payment”) adjusted in accordance with paragraph 7 of the Coal Reserve Agreement. Under paragraph 7 of the Coal Reserve Agreement, the PPI figure to be used as the base for adjusting each delay rental payment (denoted as “C” in the formulae below) is the PPI figure for the month in which such delay rental payment was made.
Formula for adjustment of Agreed Profit pursuant to Subsection 5.4(a) (iv) for deliveries to Great Plains in years 1994 through 2006:

AP =	PXI	.9 - [* * *]-	I x [* * *]
	107		C
Formula for adjustment of Agreed Profit pursuant to Subsection 5.4(a) (iv) for deliveries to Great Plains in all other years:

AP =	PXI	.9 -	I x [* * *]
	107		C

Formula for adjustment of Agreed Profit pursuant to Subsection 5.4(a) (iv) for deliveries to Antelope Valley each year if Great Plains does not close prior to December 31, 1997:

AP =	PXI	.9 -	I x [* * *]
	107		C
* * * Confidential Treatment Requested

Formula for adjustment of Agreed Profit pursuant to Subsection· 5.4(a) (iv) for deliveries to Antelope Valley for two years following closure of Great Plains if Great Plains closes prior to December 31, 1997:

AP =	PXI	.9 -	I x [* * *]
	107		C
Where:

AP	=	Adjusted Agreed Profit figure
P	=	Applicable Agreed Profit, in July 1, 1988 dollars pursuant to clause (i), clause (ii) or clause (iii) of Subsection 5.4(a)
I	=	Index for the calendar under consideration
C	=	Applicable PPI figure to be used as the denominator pursuant to paragraph 7 of the Coal Reserve Agreement
EXAMPLE CALCULATIONS

Note:	The PPI and delivery figures for 1998 and 2009 in these examples are not intended to relate to actual circumstances or to be used in actual calculations.
PPI figures for First Eleven Months of Years 1998and 2008

	1,998	2,008
January	130.0	200.0
February	130.8	200.8
March	131.5	201.5
April	132.3	202.3
May	132.5	202.5
June	132.8	202.8
July	132.9	202.9
August	133.1	203.1
September	133.3	203.3
October	133.4	203.4
November	133.6	203.6
Index (I)	132.4	202.4

* * * Confidential Treatment Requested

Annual Deliveries in Years 1998 and 2008

Antelope Valley	5,100,000 Tons
Great Plains	6,400,000 Tons
Total	11,500,000 Tons
At the time the first 10,000,000 Tons were delivered in both years, it is assumed that 4,400,000 Tons were delivered to Antelope Valley and 5,600,000 Tons were delivered to Great Plains.
Example 1
Assume:

1.	Year 1998

2.	Great Plains operates through December 31, 1997

3.	Delay rental payment made on November 30, 1979 in the amount of [* * *] is being repaid

4.	PPI for November 1979 is 82.6
Agreed Profit per Ton for deliveries to Great Plains:

AP =	P x I	.9 - [* * *]-	I x [* * *]
	107		C

AP =	[* * *] x 132.4	.9 - [* * *] -	132.4 x 0.05	0.6
	107		82
= [* * *]
Agreed Profit per Ton for deliveries to Antelope Valley:

AP =	PXI	.9 -	I x [* * *]
	107		C

AP =	[* * *] x 132.4	.9 -	132.4 x 0.05	0.6
	107		82
= [* * *] until the first 10,000,000 Tons are delivered to Dakota's Primary Plants

* * * Confidential Treatment Requested

AP =	[* * *] x 132.4	.9 - [* * *]-	132.4 x 0.05	0.6
	107		82
= [* * *] after the first 10,000,000 Tons are delivered to Dakota's Primary Plants
Total Agreed Profit for 1998:
=    (6,400,000 x [* * *]) + (4,400,000 x [* * *]) = (700,000 x [* * *])
=    [* * *]
Example 2
Assume:

1.	Year 2008

2.	Delay rental payment made on December 1, 1983 in the amount of [* * *] is being repaid

3.	PPI for December 1983 is 102.3
Agreed Profit per Ton for deliveries to Great Plains and Antelope Valley:

AP =	P x I	.9 -	I x [* * *]
	107		C

AP =	[* * *] x 202.4	.9 - [* * *] -	202.4 x 0.05	0.3
	107		102

=    [* * *] until the first 10,000,000 Tons are delivered to Dakota's Primary Plants
Agreed Profit per Ton for deliveries to Antelope Valley:

AP =	P x I	.9 -	I x [* * *]
	107		C

AP =	[* * *] x 202.4	.9 -	202.4 x 0.05	0.3
	107		102
= [* * *] after the first 10,000,000 Tons are delivered to Dakota's Primary Plants
Total Agreed Profit for 2008:
=    (10,000,000 x [* * *]) = (1,500,000 x [* * *])
=    [* * *]
* * * Confidential Treatment Requested

EXHIBIT D
to Coteau Lignite Sales
Agreement referred to in
Subsection 5.4(a)(iv)
thereof

SAMPLE CALCULATIONS OF ADJUSTMENT OF AGREED PROFIT
FOR DAKOTA'S PRIMARY PLANTS LIGNITE
Pursuant to Subsection 5.5(a) of the Coteau Lignite Sales Agreement, as amended, the Agreed Profit per Ton shall be adjusted as of December 31 of each calendar year by 10% of the percentage difference between the Index for the year under consideration and the base Index figures, which is 107.9.
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(a) for deliveries to Great Plains in years 1994 through 2006:

AP =	P x I	.9 - [* * *]
107
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(a) for deliveries to Great Plains in all other years:

AP =	P x I	0.9
107
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(a) for deliveries to Antelope Valley for two years following closure of Great Plains if Great Plains closes prior to December 31, 1997:

AP =	P x I	.9 - [* * *]
107

* * * Confidential Treatment Requested

Where:

AP	=	adjusted Agreed Profit figure
P	=	applicable Agreed Profit, in July 1, 1988 dollars pursuant to clause (i), clause (ii) or clause (iii) of Subsection 5.4(a)
I	=	Index for the calendar under consideration
EXAMPLE CALCULATIONS

Note:	The PPI and delivery figures in these examples are note intended to relate to actual circumstances or to be used in actual calculations.
PPI figures for First Eleven Months of Years 1998and 2008

	1,998	2,008
January	130.0	200.0
February	130.8	200.8
March	131.5	201.5
April	132.3	202.3
May	132.5	202.5
June	132.8	202.8
July	132.9	202.9
August	133.1	203.1
September	133.3	203.3
October	133.4	203.4
November	133.6	203.6
Index	132.4	202.4

Annual Deliveries in Years 1998 and 2008

Antelope Valley	5,100,000 Tons
Great Plains	6,400,000 Tons
Total	11,500,000 Tons
At the time the first 10,000,000 Tons were delivered in both years, it is assumed that 4,400,000 Tons were delivered to Antelope Valley and 5,600,000 Tons were delivered to Great Plains.

Example 1
Assume:

1.	Year 1998

2.	Great Plains operates through December 31, 1997
Agreed Profit per Ton for deliveries to Great Plains:

AP =	P x I	.9 - [* * *]
107

AP =	[* * *] x 132.4	.9 - [* * *]
107
=     [* * *]
Agreed Profit per Ton for deliveries to Antelope Valley:

AP =	P x I	0.9
107

AP =	[* * *] x 132.4	0.9
107
=    [* * *] until the first 10,000,000 Tons are delivered to Dakota's Primary Plants

AP =	[* * *] x 132.4	0.9
107
=     [* * *] after the first 10,000,000 Tons are delivered to Dakota's Primary Plants
Total Agreed Profit for 1998:
=    (6,400,000 x [* * *]) + (4,400,000 x [* * *]) = (700,000 x [* * *])
=    [* * *]
Example 2
Assume:    Year 2008
Agreed Profit per Ton for deliveries to Great Plains and Antelope Valley:
* * * Confidential Treatment Requested

AP =	P x I	0.9
107

=	[* * *] x 202.4	0.9
107
=    [* * *] until the first 10,000,000 Tons are delivered to Dakota's Primary Plants

AP =	[* * *] x 202.4	0.9
107
=[* * *] until the first 10,000,000 Tons are delivered to Dakota's Primary Plants
Total Agreed Profit for 2008:
=    (10,000,000 x [* * *]) = (1,500,000 x [* * *])
=    [* * *]
* * * Confidential Treatment Requested

EXHIBIT E
to Coteau Lignite Sales Agreement referred to in Subsection 5.5(b) thereof

SAMPLE CALCULATIONS OF ADJUSTMENT OF AGREED PROFIT
FOR DAKOTA'S PRIMARY PLANTS LIGNITE
Pursuant to Subsection 5.5(b) of the Coteau Lignite Sales Agreement, as amended, the Agreed Profit per Ton of lignite sold for use at Dakota's Other Plants shall be adjusted as of December 31 of each calendar year b 75% of the first 4% change in the Index for the year under consideration, under consideration, and 100% of the portion of the percentage change in the Index for the year under consideration that is equal to or greater than 8%.
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(b) if the percentage increase in the Index for the year under consideration is equal to or less than 4%:
AP = [1 + (D x 0.75)] x P
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(b) if the percentage increase in the Index for the year under consideration is equal to or less than 4% but less than 8%:
AP = [1.03 + (6.2657 D x 0.4987] x (D - 0.0401)] x P
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(b) if the percentage increase in the Index for the year under consideration is equal to or less than 8%:
AP = [1 + (D - 0.0101)] x P
AP = [0.9899 + D] x P
Formula for calculating “D”, the percentage change in the Index for the year under consideration:

D =	Ic - Ip
Ip

Where:

AP	=	adjusted Agreed Profit figure
P	=	applicable Agreed Profit, in July 1, 1988 dollars pursuant to Subsection 5.4(b)
Ic	=	Index for the year under consideration
Ip	=	Index for the year immediately preceding the year under consideration
D	=	Applicable PPI figure to be used as the denominator pursuant to paragraph 7 of the Coal Reserve Agreement
EXAMPLE CALCULATIONS

Note:	The Index and Agreed Profit figures in these examples are not intended to relate to actual circumstances or to be used in actual calculations.
Example 1
Assume:

1.	Index for 1996 = 122.2

2.	Index for 1997 = 132.6

3.	Agreed Profit for 1996 = [* * *]

D =	Ic - Ip	—	132.6 - 122.2	0.0851
	Ip	=	122.2
Agreed Profit per Ton for deliveries to Dakota's Other Plants:
AP = [1 + (D - 0.101)] x P
AP = [0.9899 + D] x P
= [0.9899 + 0.0851] x [* * *] = [* * *]

* * * Confidential Treatment Requested

Example 2
Assume:

1.	Index for 1996 = 122.2

2.	Index for 1997 = 131.1

3.	Agreed Profit for 1996 = [* * *]

EXHIBIT F
to Coteau Lignite Sales Agreement referred to in Subsection 5.5(c) thereof

SAMPLE CALCULATIONS OF ADJUSTMENT OF AGREED PROFIT
FOR DAKOTA'S SECONDARY PLANT LIGNITE AND OTHER PLANTS LIGNITE
Pursuant to Subsection 5.5(c) of the Coteau Lignite Sales Agreement, as amended, the Agreed Profit per Ton of lignite sold for use at Dakota's Secondary Plant and Other Plants shall be adjusted as of December 31 of each calendar year by 75% of the percentage difference between the Index figure, which is 107.9.
Formula for adjustment of Agreed Profit pursuant to Subsection 5.5(c):

AP =	1 = (	I - 107.9	.9) x [* * *]x P
107
Where:

AP	=	adjusted Agreed Profit figure
P	=	applicable Agreed Profit, in July 1, 1988 dollars, pursuant to Subsection 5.4(c)
I	=	Index for the calendar year under consideration
EXAMPLE CALCULATIONS

Note:	The PPI and delivery figures in this example are not intended to relate to actual circumstances or to be used in actual calculations.

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PPI figures for First Eleven Months of Years 1998and 2008

1,998
January	130.0
February	130.8
March	131.5
April	132.3
May	132.5
June	132.8
July	132.9
August	133.1
September	133.3
October	133.4
November	133.6
Index	132.4

AP =	1 + (	132.4 - 107.9	.9) x [* * *] x [* * *]
107
=[* * *] per Ton for the first 1,250,000 Tons

AP =	1 + (	132.4 - 107.9	.9) x [* * *]x [* * *]
107
=    [* * *] per Ton for Tons 1,250,001 through 2,499,999

AP =	1 + (	I 132.4 - 107.9	.9) x [***]x[* * *]
107
=[* * *] per Ton for Tons 2,500,000 and above

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